LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND

Institutional Shares (GMNIX)
Investor Shares (GMNRX)

LMCG GLOBAL MULTICAP FUND

Institutional Shares (GMCIX)
Investor Shares (GMCRX)

LMCG INTERNATIONAL SMALL CAP FUND

Institutional Shares (ISMIX)
Investor Shares (ISMRX)

PROSPECTUS
August 1, 2016
As Supplemented September 13, 2016

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	1
This important section summarizes each Fund's objectives, strategies, fees, risks, past performance, portfolio turnover, portfolio managers, your account and other information.
LMCG Global Market Neutral Fund	1
LMCG Global MultiCap Fund	7
LMCG International Small Cap Fund	13
Additional Information Regarding Principal Investment Strategies	20
This section includes additional information about each Fund's investment strategies.
LMCG Global Market Neutral Fund	20
LMCG Global MultiCap Fund	21
LMCG International Small Cap Fund	22
Additional Information Regarding Principal Investment Risks	24
This section includes additional information about each Fund's investment risks.
Management	31
The Adviser	31
Portfolio Managers	31
Other Service Providers	32
Fund Expenses	32
Adviser Related Performance	33
LMCG Global Market Neutral Fund	33
LMCG Global MultiCap Fund	34
Your Account	35
How to Contact the Funds	35
General Information	35
Choosing a Share Class	37
Buying Shares	38
Selling Shares	41
Exchanging Shares	44
Retirement Accounts	44
Other Information	45
Financial Highlights	47

SUMMARY SECTION - LMCG Global Market Neutral Fund
Investment Objective

LMCG Global Market Neutral Fund (the "Fund") seeks capital appreciation independent of equity market conditions.

Fees and Expenses

This table describes the expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Investor Shares
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	2.74%	2.84%
Dividend and Interest Expenses on Short Sales(1)	1.55%	1.53%
Total Annual Fund Operating Expenses	3.74%	4.09%
Fee Waiver and/or Expense Reimbursement(2)	(0.59)%	(0.71)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.15%	3.38%

(1)Dividend and interest expenses on short sales occur when the Fund sells a security short to gain the inverse exposure necessary to meet its investment objective.

(2)LMCG Investments, LLC (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares and Investor Shares to 1.60% and 1.85%, respectively, through at least July 31, 2017 (the "Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$318	$1,089	$1,880	$3,947
Investor Shares	$341	$1,180	$2,034	$4,238

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 124% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to achieve the Fund's investment objective by primarily investing in long and short positions in equity securities of companies in the MSCI All Country World IMI Index (the "Index"), which includes securities of companies across large, mid and small cap segments in U.S. and foreign developed and emerging market countries. As of June 30, 2016, the market capitalization of companies in the Index ranged from under $1 million to $530 billion. Equity securities in which the Fund may invest include common stock, preferred stock, 144A securities, and real estate investment trusts ("REITs"). The Fund also may invest in equity swaps.

The location of companies in which the Fund invests may be determined by a company's country of incorporation, by the location of the securities exchange on which its securities are principally traded, or where it derives the majority of its revenues. The Fund expects to invest primarily in issuers in the U.S. and foreign developed market countries such as Germany, France, the United Kingdom, Japan and Hong Kong.

The Adviser's investment strategy is centered on fundamental principles and uses well-known investment metrics to evaluate securities in a quantitative framework. The strategy uses a core style which combines growth and value approaches to investing, using balance sheet, income statement, analyst forecasts, and relative strength data. This methodology is applied to a universe of stocks in a disciplined and systematic way using a proprietary stock selection model. The Adviser then determines the overall attractiveness of a stock versus its peers based on factors such as market dynamics, value, and quality, and these factors are weighted and aggregated to create an overall attractiveness score for that stock.

The Adviser evaluates and chooses stocks for purchase (long positions) among those with high overall attractiveness scores, and stocks for short selling (short positions) among those with low overall scores. The Adviser evaluates the Fund's exposures within each region, country, sector, and market capitalization, and seeks to maintain balanced exposures in the Fund.

Under normal market conditions, the Fund's long and short positions are expected to be dollar balanced to provide minimal equity market exposure and a low correlation to global equity markets. The Fund's net exposure to beta, sector, market capitalization, region and country is managed to be relatively neutral. The Fund's market neutral strategy may cause it to experience high portfolio turnover.

Principal Investment Risks

The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Brexit Investment Risk. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from membership in the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the Euro as a currency, the value of investments tied to those countries or the Euro could decline significantly and unpredictably.  Any such event could have a material adverse impact on the value and risk profile of the Fund's portfolio.

Cash and Cash Equivalents Holdings Risk. To the extent the Fund holds cash and cash equivalents positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund's investment.

Derivatives Risk. The risks of investments in derivatives, including swaps, options, futures contracts and options on futures contracts, include the risk that derivatives may result in losses that are potentially unlimited and may partially or completely offset gains in portfolio positions. Derivative transactions may not be liquid. Many derivatives subject the Fund to Counterparty Risk, as discussed in this Prospectus.

Emerging Markets Risk. Emerging markets investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Equity Risk. The Fund's equity holdings, which include common stocks, preferred stocks and REITS, may decline in value because of changes in price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Foreign Currency Risk. Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which may be determined or quoted in currencies other than the U.S. dollar. This is particularly true when the value of the U.S. dollar is increasing.

Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization and/or increased taxation or confiscation of investors' assets. Investments in securities of foreign issuers are subject to fluctuations in the value of the issuer's local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes.

Growth Company Risk. The Fund's investments in growth securities may be more sensitive to company earnings and more volatile than the market in general.

High Portfolio Turnover Risk. Higher portfolio turnover rates may increase the Fund's brokerage commission costs and negatively impact the Fund's performance. Such portfolio turnover also may generate net short-term capital gains taxable to shareholders.

Large Capitalization Company Risk. The Fund's investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Leverage Risk. Because the Fund intends to seek exposure to certain securities in excess of 100%, such exposure will make the Fund more sensitive to fluctuations in the value of those instruments. In particular, increases or decreases in the value of the Fund's portfolio will be magnified.

Liquidity Risk. The Fund may not be able to dispose of restricted, thinly traded and/or illiquid instruments promptly or at reasonable prices. This may result in a loss to the Fund.

Management Risk. The Fund is actively managed and its performance will reflect the Adviser's ability to make investment decisions that are suited to achieving the Fund's investment objective.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Market Neutral Style Risk. During a "bull" market, when most equity securities and long-only mutual funds are increasing in value, the Fund's short positions will likely cause the Fund to underperform the overall U.S. equity market and many other mutual funds. This underperformance is an expected effect of the ongoing hedging techniques that are a core component of the Fund's strategy.

Quantitative Security Selection Risk. To the extent the Adviser uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Restricted Securities Risk. Rule 144A securities are restricted securities and may be less liquid investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell the restricted security when the Adviser considers it desirable to do so and/or may have to sell the security at a lower price. A restricted security that was liquid when purchased may subsequently become illiquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities.

Segregation Risk. The Fund may be required to segregate assets or enter into offsetting positions in connection with certain investments. Such segregation may not limit the Fund's exposure to loss, and the Fund may not be able to sell the segregated assets when desired.

Short Selling Risk. If the Fund buys back a security it has sold short at a higher price, the Fund will incur a loss on the transaction. Because the loss on a short sale stems from increases in the value of the security sold short, the extent of such loss is theoretically unlimited. Short sales may decrease the liquidity of the Fund and may create leverage, which may cause relatively smaller adverse market movement to have a disproportionate impact on the Fund's performance. Short sales expose the Fund to Segregation Risk, discussed above.

Small and Mid Capitalization Company Risk. Investments in small and mid capitalization companies may be less liquid, and the prices of such securities may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Swap Contract Risk. The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In addition, each swap exposes the Fund to counterparty risk when a counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fails to perform its obligations due to financial difficulties. As a result, the Fund may experience delays in or be prevented from obtaining payments owed to it pursuant to a swap contract.

Tax Risk. In addition to the potential for large capital gain distributions, it is expected that most or all of the gains distributed will be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains.

Value Investment Risk. The Fund's investments in value securities are subject to the risk that they may remain undervalued for a given period or never realize their full value.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing the changes in the performance for the past year and how the Fund's average annual returns for one year and since inception periods compare with the Citigroup 3-Month U.S. Treasury Bill Index. The bar chart below shows the performance of the Institutional Class for the calendar years ended December 31, 2014 and 2015. Updated performance information is available at www.lmcgfunds.com or by calling (877) 591-4667 (toll free).

Performance information represents only past performance and does not necessarily indicate future results.

The calendar year-to-date total return as of June 30, 2016 was -6.72%.

During the period shown, the highest return for a quarter was 5.58% for the quarter ended September 30, 2014, and the lowest return was -3.07% for the quarter ended June 30, 2015.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	1 Year	Since Inception 05/21/13
Investor Shares - Return Before Taxes	4.54%	4.72%(1)
Institutional Shares - Return Before Taxes	4.82%	4.82%
Institutional Shares - Return After Taxes on Distributions	4.82%	4.82%
Institutional Shares - Return After Taxes on Distributions and Sale of Fund Shares	2.73%	3.71%
Citigroup 3-Month U.S. T-Bill Index (reflects no deduction for fees, expenses or taxes)	0.03%	0.03%

(1)Investor Shares commenced operations on December 18, 2014. Performance for the since inception period is a blended average annual return which include the returns of Institutional Shares (inception date May 21, 2013) prior to the commencement of operations of Investor Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. LMCG Investments, LLC is the Fund's investment adviser.

Portfolio Managers. The following individuals are primarily responsible for the day-to-day management of the Fund:

•Gordon Johnson, PhD, CFA, has been a co-portfolio manager of the Fund since its inception in 2013.

•Shannon Ericson, CFA, has been a co-portfolio manager and an analyst for the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (877) 591-4667 (toll free) or writing to the Fund at LMCG Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	None	$2,500	$100
Retirement Accounts	$100,000	None	$2,500	$100

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-exempt investors (such as tax-deferred retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION - LMCG Global MultiCap Fund
Investment Objective

LMCG Global MultiCap Fund (the "Fund") seeks long term capital appreciation.

Fees and Expenses

This table describes the expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Investor Shares
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	15.37%	148.84%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%
Total Annual Fund Operating Expenses	16.24%	149.96%
Fee Waiver and/or Expense Reimbursement(2)	(15.02)%	(148.49)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.22%	1.47%

(1)Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses ("AFFE").

(2)LMCG Investments, LLC (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares and Investor Shares to 1.20% and 1.45%, respectively, through at least July 31, 2017 (the "Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$125	$3,128	$5,493	$9,438
Investor Shares	$150	$10,503	$10,503	$10,503

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of domestic and foreign equity securities of companies in the MSCI All Country World IMI Index (the "Index"). The Fund's investments in foreign securities include common stocks and depositary receipts, including sponsored and unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), of companies of any market capitalization located in developed and emerging market countries. As of June 30, 2016, the market capitalization of companies in the Index ranged from under $1 million to $530 billion.

The location of companies in which the Fund invests may be determined by a company's country of incorporation, by the location of the securities exchange on which its securities are principally traded, or where it derives the majority of its revenues. The Fund expects to invest primarily in issuers in the U.S. and foreign developed market countries such as Germany, France, the United Kingdom, Japan and Hong Kong.

The Adviser uses fundamental and quantitative analyses to determine the appropriate mix of investments for the Fund. It evaluates portfolio composition, prevailing market conditions, market outlook, and asset class valuations for each of its various equity investment strategies, and then invests the Fund's assets according to a combination of these strategies. This approach seeks to produce excess return (relative to the overall market) for Fund shareholders by capitalizing on the Adviser's active equity portfolio management and global asset allocation capabilities.

Consistent with its investment objective, the Fund intends to invest opportunistically in the various market capitalization segments and to vary its allocations to micro, small, mid and large capitalization companies. The Fund may invest in exchange-traded funds ("ETFs") based on their ability to offer specific sector and style exposure, and 144A securities.

Principal Investment Risks

The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Brexit Investment Risk. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from membership in the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the Euro as a currency, the value of investments tied to those countries or the Euro could decline significantly and unpredictably.  Any such event could have a material adverse impact on the value and risk profile of the Fund's portfolio.

Cash and Cash Equivalents Holdings Risk. To the extent the Fund holds cash and cash equivalents positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Depositary Receipts Risk. ADR and GDR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs and GDRs may not track the price of their underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

Emerging Markets Risk. Emerging markets investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Equity Risk. The Fund's equity holdings, which include common stocks, preferred stocks and REITS, may decline in value because of changes in price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Foreign Currency Risk. Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which may be determined or quoted in currencies other than the U.S. dollar. This is particularly true when the value of the U.S. dollar is increasing.

Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization and/or increased taxation or confiscation of investors' assets. Investments in securities of foreign issuers are subject to fluctuations in the value of the issuer's local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes.

Growth Company Risk. The Fund's investments in growth securities may be more sensitive to company earnings and more volatile than the market in general.

Large Capitalization Company Risk. The Fund's investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Liquidity Risk. The Fund may not be able to dispose of restricted, thinly traded and/or illiquid instruments promptly or at reasonable prices. This may result in a loss to the Fund.

Management Risk. The Fund is actively managed and its performance will reflect the Adviser's ability to make investment decisions that are suited to achieving the Fund's investment objective.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable, and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth.

Quantitative Security Selection Risk. To the extent the Adviser uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Registered Investment Company and Exchange-Traded Funds Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies or ETF invest. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF.

Restricted Securities Risk. Rule 144A securities are restricted securities and may be less liquid investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell the restricted security when the Adviser considers it desirable to do so and/or may have to sell the security at a lower price. A restricted security that was liquid when purchased may subsequently become illiquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities.

Sector Concentration Risk. A "sector" is a broader economic segment that may include many different industries. Sector concentration makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting the sectors in which the Fund's investments may be concentrated.

Small and Mid Capitalization Company Risk. Investments in small and mid capitalization companies may be less liquid, and the prices of such securities may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Value Investment Risk. The Fund's investments in value securities are subject to the risk that they may remain undervalued for a given period or never realize their full value.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing the changes in the performance for the past year and how the Fund's average annual returns for one year and since inception periods compare with a broad measure of market performance. The bar chart below shows the performance of the Institutional Class for the calendar years ended December 31, 2014 and 2015. Updated performance information is available at www.lmcgfunds.com or by calling (877) 591-4667 (toll free).

Performance information represents only past performance and does not necessarily indicate future results.

The calendar year-to-date total return as of June 30, 2016 was 0.00%.

During the period shown, the highest return for a quarter was 4.35% for the quarter ended June 30, 2014, and the lowest return was -8.83% for the quarter ended September 30, 2015.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	1 Year	Since Inception 09/11/13
Investor Shares - Return Before Taxes	-1.61%	3.75%(1)
Institutional Shares - Return Before Taxes	-1.41%	3.85%
Institutional Shares - Return After Taxes on Distributions	-2.05%	3.21%
Institutional Shares - Return After Taxes on Distributions and Sale of Fund Shares	-0.27%	2.86%
MSCI All Country World IMI Index (reflects no deduction for fees, expenses or taxes except foreign withholding taxes; assumes reinvestment of dividends)	-2.19%	4.09%

(1)Investor Shares commenced operations on December 18, 2014. Performance for the since inception period is a blended average annual return which include the returns of Institutional Shares (inception date September 11, 2013) prior to the commencement of operations of Investor Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Investment Adviser. LMCG Investments, LLC is the Fund's investment adviser.

Portfolio Manager. Jeffrey P. Davis, CFA, is the Adviser's chief investment officer and the Fund's lead portfolio manager. He is primarily responsible for the day-to-day management of the Fund and has been the portfolio manager of the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (877) 591-4667 (toll free) or writing to the Fund at LMCG Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	None	$2,500	$100
Retirement Accounts	$100,000	None	$2,500	$100

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-exempt investors (such as tax-deferred retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION - LMCG International Small Cap Fund
Investment Objective

LMCG International Small Cap Fund (the "Fund") seeks long-term capital appreciation.

Fees and Expenses

This table describes the expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Investor Shares
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses(1)	1.24%	1.42%
Total Annual Fund Operating Expenses	1.94%	2.37%
Fee Waiver and/or Expense Reimbursement(2)	(1.09)%	(1.27)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	1.10%

(1)Based on estimated amounts expected to be incurred for the current fiscal year.

(2)LMCG Investments, LLC (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares and Investor Shares to 0.85% and 1.10%, respectively, through at least July 31, 2017 (the "Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$87	$503	$946	$2,176
Investor Shares	$112	$618	$1,150	$2,609

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Portfolio turnover rate for the Fund's last fiscal year is not provided because the Fund has not completed its initial fiscal year.

Principal Investment Strategies

The Adviser seeks to achieve the Fund's investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of small capitalization companies. For these purposes, the Fund considers small capitalization companies to be those that, at the time of investment, are within the range of the MSCI EAFE Small Cap Index (the "Index"). As of June 30, 2016, the market capitalization range of companies in the Index was $23 million to $6.3 billion. Equity securities in which the Fund invests may include common stock, preferred stock, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").

Under normal circumstances, the Fund invests primarily in companies in developed markets outside of the United States. The location of companies in which the Fund invests may be determined by a company's country of incorporation, by the location of the securities exchange on which its securities are principally traded, or where it derives the majority of its revenues. The Adviser defines developed markets as those represented in the Index, including Germany, France, the United Kingdom, Japan and Hong Kong. The Fund also may invest up to 10% of its total assets in companies in the United States and up to 10% of its total assets in companies in emerging market countries.

The Adviser's investment strategy is centered on fundamental principles and uses well-known investment metrics to evaluate securities in a quantitative framework. The strategy uses a core style which combines growth and value approaches to investing. Stocks are ranked on a variety of quantitative factors which are used to produce an overall attractiveness score. The Fund is not limited by a fixed allocation of assets to stocks of either growth or value companies and, depending on the economic environment and judgment of the Adviser, may invest in either growth companies or value companies to the exclusion of the other. The Adviser also may allocate investment opportunities in stocks based on earnings quality. In addition, the Fund may invest in exchange-traded funds ("ETFs") that provide international small cap exposure, as well as other registered investment companies, money market funds, initial public offerings ("IPOs"), and 144A securities. The Fund may, from time to time, utilize stock index futures to gain exposure on short-term cash investments.

Principal Investment Risks

The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Brexit Investment Risk. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from membership in the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the Euro as a currency, the value of investments tied to those countries or the Euro could decline significantly and unpredictably.  Any such event could have a material adverse impact on the value and risk profile of the Fund's portfolio.

Cash and Cash Equivalents Holdings Risk. To the extent the Fund holds cash and cash equivalents positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Depositary Receipts Risk. ADR and GDR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs and GDRs may not track the price of their underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

Emerging Markets Risk. Emerging markets investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Equity Risk. The Fund's equity holdings, which include common stocks, preferred stocks and REITS, may decline in value because of changes in price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Foreign Currency Risk. Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which may be determined or quoted in currencies other than the U.S. dollar. This is particularly true when the value of the U.S. dollar is increasing.

Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization and/or increased taxation or confiscation of investors' assets. Investments in securities of foreign issuers are subject to fluctuations in the value of the issuer's local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes.

Forward and Futures Contracts Risk. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset or index; (ii) possible lack of a liquid secondary market for a forward contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

Geographic Concentration Risk. Because the Fund's investments may be concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

Growth Company Risk. The Fund's investments in growth securities may be more sensitive to company earnings and more volatile than the market in general.

High Portfolio Turnover Risk. Higher portfolio turnover rates may increase the Fund's brokerage commission costs and negatively impact the Fund's performance. Such portfolio turnover also may generate net short-term capital gains taxable to shareholders.

Initial Public Offering Risk. The Fund may purchase securities in an initial public offering ("IPO"). Securities purchased in an IPO may be illiquid, and therefore more difficult to sell promptly at the most favorable price, and may be subject to substantial price volatility due to factors such as unseasoned trading, lack of investor knowledge of the company, and limited operating history.

Liquidity Risk. The Fund may not be able to dispose of restricted, thinly traded and/or illiquid instruments promptly or at reasonable prices. This may result in a loss to the Fund.

Management Risk. The Fund is actively managed and its performance will reflect the Adviser's ability to make investment decisions that are suited to achieving the Fund's investment objective.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable, and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth.

Preferred Stock Risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

Quantitative Security Selection Risk. To the extent the Adviser uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Registered Investment Company and Exchange-Traded Funds Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies or and Exchange-Traded Funds ("ETFs") invest. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF.

REIT Risk. The value of the Fund's investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

Restricted Securities Risk. Rule 144A securities are restricted securities and may be less liquid investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell the restricted security when the Adviser considers it desirable to do so and/or may have to sell the security at a lower price. A restricted security that was liquid when purchased may subsequently become illiquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities.

Segregation Risk. The Fund may be required to segregate assets or enter into offsetting positions in connection with certain investments. Such segregation may not limit the Fund's exposure to loss, and the Fund may not be able to sell the segregated assets when desired.

Small and Mid Capitalization Company Risk. Investments in small and mid capitalization companies may be less liquid, and the prices of such securities may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Tax Risk. In addition to the potential for large capital gain distributions, it is expected that most or all of the gains distributed will be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains.

The LMCG International Small Cap Fund acquired all of the assets and liabilities of the LMCG International Small Cap Collective Fund, a separate collective investment fund of LMCG Collective Trust ("Predecessor Fund") managed by the Adviser, effective as of the close of business on April 1, 2016. Certain of the assets received by the Fund from the Predecessor Fund may have a tax basis that is less than or greater than the fair market value of the assets at the time the Fund receives the assets. This unrealized appreciation or depreciation could result in the recognition by the Fund of taxable gains or losses upon its disposition of the assets. The Fund's distribution of gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder, even if the distribution economically constitutes a partial return of capital to the shareholder. Recognition of losses with respect to unrealized depreciation, if any, in such assets could offset recognized gains and reduce the taxable gain distributed to shareholders.

Value Investment Risk. The Fund's investments in value securities are subject to the risk that they may remain undervalued for a given period or never realize their full value.

Performance Information

The returns presented for the Fund reflect the performance of Class 2 shares of the Predecessor Fund. The Predecessor Fund was organized on August 2, 2010 and commenced operations on August 26, 2010. Class 2 shares of the Predecessor Fund were the only share class of the Predecessor Fund operating during the time periods shown below. The Predecessor Fund's financial statements are included as exhibits to the Fund's registration statement. The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund, effective as of the close of business on April 1, 2016. The performance information provides some indication of the risk of investing in the Fund by showing changes in the Predecessor Fund's performance from year to year.

The Predecessor Fund was advised by the Fund's adviser, LMCG Investments, LLC, and managed by the same portfolio managers as the Fund. The Fund is managed in a manner that is in all material respects equivalent to the management of the Predecessor Fund, including the investment objective, strategies, guidelines, and restrictions, and was created for purposes entirely unrelated to the establishment of a performance record. The Predecessor Fund, however, was not registered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"). Therefore, the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.

The Fund's performance for periods prior to the commencement of operations is that of the Predecessor Fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the Predecessor Fund was calculated net of the Predecessor Fund's fees and expenses. The performance of the Predecessor Fund is not the performance information of the Fund, has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund, and is not necessarily indicative of the Fund's future performance. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been higher or lower than the performance shown in the bar chart and Average Annual Total Returns table below. Updated performance information for the Fund will be available at www.lmcgfunds.com or by calling (877) 591-4667 (toll free).

Performance information represents only past performance and does not necessarily indicate future results.

The calendar year-to-date total return for the Institutional Shares as of June 30, 2016 was -4.93%.

During the period shown, the highest return for a quarter was 14.27% for the quarter ended March 31, 2012, and the lowest return was -18.51% for the quarter ended September 30, 2011.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	1 Year	5 Year	Since Inception 08/26/10
Return Before Taxes	12.01%	9.43%	13.70%
Return After Taxes on Distributions	12.01%	9.43%	13.70%
Return After Taxes on Distributions and Sale of Shares	6.80%	7.48%	11.06%
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes except foreign withholding taxes; assumes reinvestment of dividends)	9.59%	6.32%	10.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. LMCG Investments, LLC is the Fund's investment adviser.

Portfolio Managers.

The following individuals are primarily responsible for the day-to-day management of the Fund:

•Gordon Johnson, PhD, CFA, has been a co-portfolio manager of the Fund since its inception in 2016.

•Shannon Ericson, CFA, has been a co-portfolio manager and an analyst for the Fund since its inception in 2016.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (877) 591-4667 (toll free) or writing to the Fund at LMCG Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	None	$2,500	$100
Retirement Accounts	$100,000	None	$2,500	$100

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-exempt investors (such as tax-deferred retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Additional Information Regarding Principal Investment Strategies

LMCG Global Market Neutral Fund

The Fund seeks capital appreciation independent of equity market conditions. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days' notice prior to making any changes to the investment objective.

The Adviser seeks to achieve the Fund's investment objective by primarily investing in long and short positions in equity securities of companies in the MSCI All Country World IMI Index (the "Index"), which includes securities of companies across large, mid and small cap segments in U.S. and foreign developed and emerging market countries. As of June 30, 2016, the market capitalization of companies in the Index ranged from under $1 million to $530 billion. Equity securities in which the Fund may invest include common stock, preferred stock, 144A securities, and real estate investment trusts ("REITs"). The Fund also may invest in equity swaps.

The location of companies in which the Fund invests may be determined by a company's country of incorporation, by the location of the securities exchange on which its securities are principally traded, or where it derives the majority of its revenues. The Fund expects to invest primarily in issuers in the U.S. and foreign developed market countries such as Germany, France, the United Kingdom, Japan and Hong Kong; emerging market countries in which the Fund may invest include China, South Korea and South Africa.

The Adviser's investment strategy is centered on fundamental principles and uses well-known investment metrics to evaluate securities in a quantitative framework. The strategy uses a core style which combines growth and value approaches to investing, using balance sheet, income statement, analyst forecasts, and relative strength data. This methodology is applied to a universe of stocks in a disciplined and systematic way using a proprietary stock selection model. The Adviser then determines the overall attractiveness of a stock versus its peers based on factors such as market dynamics, value, and quality.

•For market dynamics, stocks are ranked versus their peers on earnings growth prospects and relative strength.

•For value, stocks are evaluated on relative value versus their peers using valuation measures such as price/book, price/earnings, dividend yield, and cash flow/price.

•For quality, a company's earnings quality is assessed as well as its operating efficiency and use of capital.

These factors are weighted and aggregated to create an overall attractiveness score for that stock.

The Adviser evaluates and chooses stocks for purchase (long positions) among those with high overall scores, and stocks for short selling (short positions) among those with low overall scores. The Adviser evaluates the Fund's exposures within each region, country, sector, and market capitalization, and seeks to maintain balanced exposures in the Fund.

Under normal market conditions, the Fund's long and short positions are expected to be dollar balanced to provide minimal equity market exposure and a low correlation to global equity markets. The Fund's net exposure to beta, sector, market capitalization, region and country is managed to be relatively neutral. The Fund's market neutral strategy may cause it to experience high portfolio turnover.

The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund's liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Adviser, the Adviser's loss of confidence in a company's management, the Adviser's belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

LMCG Global MultiCap Fund

The Fund seeks long term capital appreciation. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days' notice prior to making any changes to the investment objective.

The Adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of domestic and foreign equity securities of companies in the MSCI All Country World IMI Index. The Fund's investments in foreign securities include common stocks and depositary receipts, including sponsored and unsponsored ADRs and GDRs, of companies of any market capitalization located in developed and emerging market countries. As of June 30, 2016, the market capitalization of companies in the MSCI All Country World IMI Index ranged from under $1 million to $530 billion.

The location of companies in which the Fund invests may be determined by a company's country of incorporation, by the location of the securities exchange on which its securities are principally traded, or where it derives the majority of its revenues. The Fund expects to invest primarily in issuers in the U.S. and foreign developed market countries such as Germany, France, the United Kingdom, Japan and Hong Kong; emerging market countries in which the Fund may invest include China, South Korea and South Africa.

The Adviser uses fundamental and quantitative analyses to determine the appropriate mix of investments for the Fund. It evaluates portfolio composition, prevailing market conditions, market outlook, and asset class valuations for each of its various equity investment strategies, and then invests the Fund's assets according to a combination of these strategies. This approach seeks to produce excess return (relative to the overall market) for Fund shareholders by capitalizing on the Adviser's active equity portfolio management and global asset allocation capabilities.

Consistent with its investment objective, the Fund intends to invest opportunistically in the various market capitalization segments and to vary its allocations to micro, small, mid and large capitalization companies. The Fund may invest in ETFs based on their ability to offer specific sector and style exposure, and 144A securities.

The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund's liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Adviser, the Adviser's loss of confidence in a company's management, the Adviser's belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

LMCG International Small Cap Fund

The Fund seeks long-term capital appreciation. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days' notice prior to making any changes to the investment objective.

The Adviser seeks to achieve the Fund's investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of small capitalization companies ("80% policy"). For these purposes, the Fund considers small capitalization companies to be those that, at the time of investment, are within the range of the MSCI EAFE Small Cap Index (the "Index"). As of June 30, 2016, the market capitalization range of companies in the Index was $23 million to $6.3 billion. Equity securities in which the Fund invests may include common stock, preferred stock, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The Fund will provide shareholders with at least 60 days' notice prior to making any changes to its 80% policy.

The Fund invests primarily in companies in developed markets outside of the United States. The location of companies in which the Fund invests may be determined by a company's country of incorporation, by the location of the securities exchange on which its securities are principally traded, or where it derives the majority of its revenues. The Adviser defines developed markets as those represented in the Index, including Germany, France, the United Kingdom, Japan and Hong Kong. The Fund also may invest up to 10% of its total assets in companies in the United States and up to 10% of its total assets in companies in emerging market countries such as China, South Korea and South Africa.

The Adviser's investment strategy is centered on fundamental principles and uses well-known investment metrics to evaluate securities in a quantitative framework. The strategy uses a core style which combines growth and value investing. The Adviser uses balance sheet, income statement, analyst forecasts, and relative strength data to identify stocks with attractive valuations that also have good growth prospects and high-quality earnings. This methodology is applied to a universe of stocks in a disciplined and systematic way using a proprietary stock selection model. The Adviser then determines the overall attractiveness of a stock versus its peers based on factors such as market dynamics, value, and quality.

•For market dynamics, stocks are ranked versus their peers on earnings growth prospects and relative strength.

•For value, stocks are evaluated on relative value versus their peers using valuation measures such as price/book, price/earnings, dividend yield, and cash flow/price.

•For quality, a company's earnings quality is assessed as well as its operating efficiency and use of capital.

These factors are weighted and aggregated to create an overall attractiveness score for that stock.

The Adviser evaluates and chooses stocks for purchase among those in the top-scoring quintile, and evaluates and chooses stocks for sale among those in the Fund's portfolio that fall into the fourth- or fifth-scoring quintile. The Adviser may also sell a portion of the Fund's investment in a high-scoring, outperforming stock to rebalance the Fund's portfolio. The Adviser seeks a Fund portfolio well-diversified across industries, sectors, and countries and balanced across market dynamics, value, quality, and risk characteristics.

The Fund is not limited by a fixed allocation of assets to stocks of either growth or value companies and, depending on the economic environment and judgment of the Adviser, may invest in either growth companies or value companies to the exclusion of the other. In addition, the Fund may invest in exchange-traded funds ("ETFs") that provide international small capitalization exposure, as well as other investment companies, money market funds, initial public offerings ("IPOs"), and 144A securities. The Fund may, from time to time, utilize index futures to gain exposure on short-term cash investments.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

A Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio. You could lose money on your investment in a Fund, and a Fund could underperform other investments. There is no guarantee that a Fund will meet its investment objective. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Risks	LMCG Global Market Neutral Fund	LMCG Global MultiCap Fund	LMCG International Small Cap Fund
Brexit Investment Risk	X	X	X
Cash and Cash Equivalents Holdings Risk	X	X	X
Counterparty Risk	X
Depository Receipts Risk		X	X
Derivatives Risk	X
Emerging Markets Risk	X	X	X
Equity Risk	X	X	X
Foreign Currency Risk	X	X	X
Foreign Investments Risk	X	X	X
Forward and Futures Contracts Risk			X
Geographic Concentration Risk			X
Growth Company Risk	X	X	X
High Portfolio Turnover Risk	X		X
Initial Public Offering Risk			X
Large Capitalization Company Risk	X	X
Leverage Risk	X
Liquidity Risk	X	X	X
Management Risk	X	X	X
Market Events Risk	X	X	X
Market Neutral Style Risk	X
Micro-Cap Company Risk		X	X
Preferred Stock Risk			X
Quantitative Security Selection Risk	X	X	X
Registered Investment Company and Exchange-Traded Funds Risk		X	X
REIT Risk			X
Restricted Securities Risk	X	X	X
Sector Concentration Risk		X
Segregation Risk	X		X
Short Selling Risk	X
Small and Mid Capitalization Company Risk	X	X	X
Swap Contract Risk	X
Tax Risk	X		X
Value Investment Risk	X	X	X

References to the "Fund" below are to the respective Fund(s) as noted in the preceding table.

Brexit Investment Risk. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from membership in the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the Euro as a currency, the value of investments tied to those countries or the Euro could decline significantly and unpredictably.  Any such event could have a material adverse impact on the value and risk profile of the Fund's portfolio.

Cash and Cash Equivalents Holdings Risk. When the Fund holds cash positions, it may lose opportunities to participate in market appreciation, which may result in lower returns than if the Fund had remained fully invested in the market. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. Furthermore, cash and cash equivalents may generate minimal or no income and could negatively impact the Fund's performance and ability to achieve its investment objective.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund's investment. The Fund may experience significant delays in recovering an investment in a bankruptcy or other reorganization proceeding, and recover only a limited amount or none of its investment in such circumstances.

Depositary Receipts Risk. Investing in ADRs and GDRs may involve risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies, political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs and GDRs may not track the price of their underlying securities and may change materially at times when the U.S. markets are not open for trading. In addition, issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, indexes, rates or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on Fund performance. The successful use of derivatives generally depends on the Adviser's ability to predict market movements. Derivatives, including swaps, index futures and forward currency contracts, are subject to a number of risks described elsewhere in this section, such as counterparty risk, leverage risk, and liquidity risk.

Emerging Markets Risk. Investing in emerging markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and markets of certain emerging market countries. A relative lack of information about companies in emerging markets may also exist. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Equity Risk. Equity holdings, including common stocks, may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services, or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuation in the market value of the underlying securities or any changes in the issuer's credit rating.

Foreign Currency Risk. Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of a Fund's investments in foreign securities, which may be determined or quoted in currencies other than the U.S. dollar. This is particularly true when the value of the U.S. dollar is increasing.

Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization and/or increased taxation or confiscation of investors' assets. Investments in securities of foreign issuers are subject to fluctuations in the value of the issuer's local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Forward and Futures Contracts Risk. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset or index; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so. Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

Geographic Concentration Risk. Because the Fund's investments may be concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

Growth Company Risk. The Fund may invest in growth securities that are susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

High Portfolio Turnover Risk. Higher portfolio turnover rates may increase the Fund's brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission costs incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Initial Public Offering Risk. The Fund may purchase securities of companies in IPOs. Special risks associated with these securities may include illiquidity, unseasoned trading, lack of investor knowledge of the company, limited operating history and substantial price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Leverage Risk. Leverage transactions, including investing in certain derivatives, borrowing money, selling securities short and entering into reverse repurchase agreements, create the risk of magnified capital losses. The use of leverage may increase (or decrease) the Fund's return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage. The effect of leverage on the Fund's returns may be magnified by market movements or changes in the cost of leveraging. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund. In an extreme case, the Fund's current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time. Leverage may exaggerate the effect of a change in the value of the Fund's portfolio securities, causing the Fund to be more volatile than if leverage was not used. The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or "covering" the transactions that introduce such risk.

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at an appropriate time and price. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is a possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser's ability to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. Further, the Fund's performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy. Securities selected by the Adviser for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund's investments and share price to decline. To the extent that the Fund experiences high redemptions because of these governmental policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund's performance.

Market Neutral Style Risk. During a "bull" market, when most equity securities and long-only mutual funds are increasing in value, the Fund's short positions will likely cause the Fund to underperform the overall U.S. equity market and many other mutual funds. This underperformance is an expected effect of the ongoing hedging techniques that are a core component of the Fund's strategy. In addition to the potential for large capital gain distributions, it is expected that most or all of the gains distributed will be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Preferred Stock Risk. If interest rates rise, the dividend on preferred stock may be less attractive, causing the price of preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of an issuer's assets in the event of its liquidation are generally subordinated to the rights associated with an issuer's debt securities. Preferred stock may also be subject to credit risk.

Quantitative Security Selection Risk. Data for some issuers may be less available and/or less current than data for issuers in other markets. To the extent the Adviser uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. Securities selected using quantitative analysis can perform differently from the market as a whole or securities selected using only fundamental analysis as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic's historical trends. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Registered Investment Company and Exchange-Traded Funds Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment company and ETF invests. When the Fund invests in investment company securities or ETFs, shareholders of the Fund bear their proportionate share of their fees and expenses, as well as their share of the Fund's fees and expenses. As a result, an investment by the Fund in an investment company or ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. To the extent that the Fund invests in any investment company or ETF sponsored by the Adviser or its affiliates, the Adviser may waive certain fees and expenses. The trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Shares of a registered investment company or ETF may expose a Fund to risks associated with leverage and may trade at a premium or discount to the NAV of the registered fund's or the ETF's portfolio securities depending on a variety of factors, including market supply and demand.

REIT Risk. REITs are pooled investment vehicles that own, and usually operate, income producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

Restricted Securities Risk. Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because Rule 144A securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.

Sector Concentration Risk. Because the Fund may at times have a significant portion of its assets concentrated in one or more related sectors of the economy, more risks may be present than if the Fund were broadly diversified over numerous sectors of the economy. A "sector" is a broader economic segment that may include many different industries. Sector concentration makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting the sectors in which the Fund's investments may be concentrated. As the percentage of the Fund's assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund's shares.

Segregation Risk. The risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation may not limit the Fund's exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Short Selling Risk. The Fund may engage in short sales of securities by borrowing a security and then selling it. If the Fund buys back the security at a higher price, the Fund will incur a loss on the transaction. Furthermore, because the loss on a short sale stems from increases in the value of the security sold short, the extent of such loss is theoretically unlimited. Short sales may involve additional transactions costs and other expenses that may exceed the return on the position, which may cause the Fund to lose money. Short sales may decrease the liquidity of certain securities or positions, or the Fund as a whole, and may lower the Fund's returns or result in a loss. A short sale may create leverage and as a result, may cause relatively smaller adverse market movement to have a disproportionate impact on the Fund's performance. In addition, there is no guarantee that the Fund will be permitted to continue to engage in short sales, which are designed to earn the Fund a profit from the decline of the price of a security.

In addition, when the Fund is selling stocks short, it must maintain a segregated account with its custodian of cash and/or high-grade securities equal to the current market value of the stocks sold short less any collateral deposited with the Fund's broker. As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs in addition to incurring Segregation Risk.

Small and Mid Capitalization Company Risk. Investments in small and mid capitalization companies may be less liquid, and the prices of such securities may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of small and mid capitalization companies may be traded in lower volume. The general market may not favor the small and mid sized companies in which the Fund invests, and as a result the Fund could underperform the general market. Small and mid sized companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company's operations and performance, which could have a significant impact on the price of the security. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Swap Contracts Risk. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging  strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Swaps are subject to counterparty risk, credit risk and liquidity risk.

Equity Swaps. Equity swaps are subject to liquidity risk because the liquidity of equity swaps is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the equity swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund's obligation to its counterparty under the equity swap and the return on related assets in its portfolio, the equity swap transaction may increase the Fund's financial risk. Equity swaps, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. The income tax treatment of swap agreements is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. If such future guidance limits the Fund's ability to use derivatives, the Fund may have to find other ways of achieving its investment objective.

Tax Risk. In addition to the potential for large capital gain distributions, it is expected that most or all of the gains distributed will be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains. Given the tax inefficiency of the Funds, shareholders should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

The LMCG International Small Cap Fund acquired all of the assets and liabilities of the LMCG International Small Cap Collective Fund, a separate collective investment fund of LMCG Collective Trust ("Predecessor Fund") managed by the Adviser, effective as of the close of business on April 1, 2016. Certain of the assets received by the Fund from the Predecessor Fund may have a tax basis that is less than or greater than the fair market value of the assets at the time the Fund receives the assets. This unrealized appreciation or depreciation could result in the recognition by the Fund of taxable gains or losses upon its disposition of the assets. The Fund's distribution of gain

(including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder, even if the distribution economically constitutes a partial return of capital to the shareholder. Recognition of losses with respect to unrealized depreciation, if any, in such assets could offset recognized gains and reduce the taxable gain distributed to shareholders.

Value Investment Risk. The Fund's investments in value securities are subject to the risk that their intrinsic value may never be realized by the market. This may result in the value stocks' prices remaining undervalued for extended periods of time. Different investment styles may shift in and out of favor, depending on market conditions and investor sentiment. The Fund's value approach could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Management

The LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund and LMCG International Small Cap Fund (each a "Fund"; collectively the "Funds") are each a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The Board of Trustees (the "Board") oversees the management of the Funds and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting the Funds. Additional information regarding the Board and the Trust's executive officers may be found in the Funds' Statement of Additional Information (the "SAI"), which is available from the Funds' website at www.lmcgfunds.com.

The Adviser

The Funds' investment adviser is LMCG Investments, LLC (the "Adviser"), 200 Clarendon Street, 28th Floor, Boston, MA 02116. The Adviser is a board-managed limited liability company owned by its employees, Lee P. Munder, and Royal Bank of Canada ("RBC"). The Adviser operates independently of RBC, a publicly held Canadian bank that, on November 2, 2015, acquired City National Corporation, the Adviser's former majority owner. As of May 31, 2016, the Adviser had approximately $6.9 billion of assets under management.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. With respect to each of the LMCG Global Market Neutral Fund and LMCG International Small Cap Fund, the Adviser has claimed an exclusion from regulation by the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator ("CPO") under CFTC Regulation 4.5 and, therefore, the Adviser is not subject to regulation as a CPO under the Commodity Exchange Act with respect to these Funds. The LMCG Global MultiCap Fund does not trade commodity interests and, therefore, is not subject to regulation as a commodity pool. In addition, the Adviser is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(5).

Subject to the general oversight of the Board, the Adviser makes investment decisions for each Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of each Fund (the "Advisory Agreement"). The Adviser receives an advisory fee at an annual rate equal to 1.00% of the average annual daily net assets of the LMCG Global Market Neutral Fund, 0.85% of the average annual daily net assets of the LMCG Global MultiCap Fund and 0.70% of the average annual daily net assets of the LMCG International Small Cap Fund under the terms of the Advisory Agreement. The actual advisory fee rate paid by the Funds to the Adviser for the fiscal year ended March 31, 2016 was 0.49% and 0.00% by LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively. The LMCG International Small Cap Fund had not commenced operations as of the fiscal year ended March 31, 2016. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) exceed 1.60% or 1.85% of the LMCG Global Market Neutral Fund's Institutional Shares and Investor Shares, respectively, 1.20% or 1.45% of the LMCG Global MultiCap Fund's Institutional Shares and Investor Shares, respectively, or 0.85% or 1.10% of the LMCG International Small Cap Fund's Institutional Shares and Investor Shares, respectively, through at least July 31, 2017 (each such contractual agreement, an "Expense Cap"). An Expense Cap may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expense of each Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the relevant Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Advisory Agreement is included in the Funds' annual report for the year ended March 31, 2016.

Portfolio Managers

LMCG Global Market Neutral Fund and LMCG International Small Cap Fund

Gordon Johnson and Shannon Ericson are the portfolio managers of the Funds and are jointly responsible for securities selection in the Funds and perform all aspects of the Funds' management. Mr. Johnson retains final decision making authority for the Funds' investments.

•Gordon Johnson, PhD, CFA, is a co-portfolio manager of the Funds and serves as lead portfolio manager for the Adviser's Global Market Neutral Strategy and for the Adviser's International Small Cap Strategy. Prior to joining the Adviser in August 2006, Mr. Johnson spent six years at Evergreen Investments, where he served as senior portfolio manager and Senior Vice President/Director for the firm's Global Structured Products group. Prior to joining Evergreen, Mr. Johnson spent seven years at Colonial Management, where he served as portfolio manager for a quantitative/fundamentally managed global mid-cap balanced fund and was Director and Vice President of Quantitative Research. Mr. Johnson also held teaching positions at the University of Massachusetts and California State University.

•Shannon Ericson, CFA, is a co-portfolio manager of the Funds and serves as portfolio manager and analyst for the Adviser's Global Market Neutral Strategy and for the Adviser's International Small Cap Strategy. Prior to joining the Adviser in August 2006, Ms. Ericson spent six years at Evergreen Investments, where she served as Vice President, Quantitative Equities Analyst for the firm's Global Structured Products group. Ms. Ericson had previously spent six years at Independence International Associates, Inc., where she served as Vice President, Quantitative International Equities, and four years at Mellon Trust Company.

LMCG Global MultiCap Fund

•Jeffrey P. Davis, CFA, is the Adviser's chief investment officer and the Fund's lead portfolio manager. He is responsible for the overall management of the Fund. Mr. Davis is supported by a three person asset allocation team that conducts equity allocation research and manages day-to-day investment activity. Prior to joining the Adviser, Mr. Davis managed similar funds for State Street Global Advisors and PanAgora Asset Management and served as Chief Investment Officer and Managing Director for Rockefeller & Company (now Rockefeller Financial Services) in New York since 2001.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides fund accounting, fund administration, and compliance services to each Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly-owned subsidiary of Atlantic, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the "Distributor"), the Trust's principal underwriter, acts as the Trust's distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Funds and other series of the Trust based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. The Adviser or other service providers may waive all or any portion of their fees and may reimburse certain expenses of a Fund. Any agreement to waive fees or to reimburse expenses increases the investment performance of the applicable Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect.

Adviser Related Performance

LMCG Global Market Neutral Fund

The following tables show the performance of a composite of all discretionary accounts managed by the Adviser in the global market neutral strategy. The account comprising the composite is a pooled investment vehicle and had assets of $95.5 million, as of December 31, 2015. The investment objective, policies and strategies of the pooled investment vehicle are substantially similar to the LMCG Global Market Neutral Fund (the "Fund").

The performance of the composite does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other factors, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of the portfolio, timing of purchases and sales and availability of cash for new investment.

The performance of the composite presented below is not calculated using the same methodology as that which is prescribed for performance calculations used by registered investment companies. The net-of-fee returns below are calculated by deducting investment management fees at an annual rate of 1% from the gross-of-fee return for the account in the composite. Gross-of-fee returns are calculated on a total return basis, including income and realized and unrealized gains and losses, and are net of transaction costs, certain borrowing costs and tax withholding on foreign dividends. The account for which performance is presented is not subject to the same type of expenses as the Fund. If the Fund's fees and expenses had been used in calculating the composite's performance, the performance of the composite would have been lower.

In addition, the account comprising the composite is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act, and the Internal Revenue Code of 1986, as amended (the "Code"), which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.

Total Returns

Year End	Composite	Benchmark(1)
2015	5.01%	0.01%
2014	10.30%	0.03%
2013	3.28%	0.05%
2012	4.62%	0.09%
2011	5.91%	0.08%
2010	4.80%	0.11%
2009	5.42%	0.16%
2008	-4.52%	1.80%

Average Annual Total Returns
(For the periods ended December 31, 2015)

Period	Composite	Benchmark(1)
One Year	5.01%	0.01%
Five Years	5.79%	0.05%
Since Inception(2)	4.33%	0.66%

(1) Citigroup 3-Month T-Bill (reflects no deduction for fees, expenses or taxes).

(2) Since inception return is computed from April 1, 2007.

Adviser Related Performance

LMCG Global MultiCap Fund

The following tables show the performance of a composite of all discretionary accounts managed by the Adviser in the global multicap strategy. During the periods shown, the composite was comprised of 327 accounts and had assets of $242 million, as of December 31, 2015. The investment objective, policies and strategies of the accounts comprising the composite are substantially similar to those of the LMCG Global MultiCap Fund (the "Fund").

The performance of the composite does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other factors, differences in brokerage commissions, account expenses including management fees, the size of positions taken in relation to account size, diversification of the portfolio, timing of purchases and sales and availability of cash for new investment.

The performance of the composite presented below is not calculated using the same methodology as that which is prescribed for performance calculations used by registered investment companies. The net-of-fee returns below are calculated by applying the maximum fee schedule(3) applicable to the strategy from the gross-of-fee returns for the accounts in the composite. The gross-of-fee returns are calculated on a total return basis, including income and realized and unrealized gains and losses, and are net of transaction costs and tax withholding on foreign dividends. If the Fund's fees and expenses had been used in calculating the composite's performance, the performance of the composite would have been lower.

In addition, the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act, and the Code, which if applicable, may have adversely affected the performance results of the composite. The results for different products may vary.

Total Returns

Year End	Composite	Benchmark(1)
2015	-3.01%	-2.19%
2014	1.16%	3.83%
2013	24.78%	23.55%
2012	16.42%	16.39%
2011	-7.43%	-7.89%
2010	13.95%	14.35%
2009	34.56%	36.41%
2008	-39.10%	-42.34%

Average Annual Total Returns
(For the periods ended December 31, 2015)

Period	Composite	Benchmark(1)
One Year	-3.01%	-2.19%
Five Years	5.70%	6.11%
Since Inception(2)	2.90%	2.68%

(1) MSCI All Country World Investable Market Index, net of foreign withholding taxes (reflects no deduction for fees or expenses).

(2) Since inception return is computed from September 1, 2007.

(3) Maximum annual fee schedule applicable to the strategy is 1.50% on the first $1 million, 1.47% on the next $1 million, 1.27% on the next $3 million and 1.02% thereafter.

Your Account

General Information

You may purchase or sell (redeem) shares of each Fund on any day that the NYSE is open for business. Notwithstanding this fact, a Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of a Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to a Fund's close will receive that day's NAV. Requests received in good order after a Fund's close or on a day when a Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Funds will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Each Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. Each Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect that Fund or its operations. If a Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

NAV Determination. The NAV of each Fund is determined by taking the market value of the total assets of each Fund, subtracting the liabilities of each Fund and then dividing the result (net assets) by the number of outstanding shares of each Fund. Each Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on each weekday that the NYSE is open, except as described below.

The NYSE is open every weekday, Monday through Friday. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE may close early on the day before each of these holidays as well as on the day after Thanksgiving Day, and the NYSE holiday schedule is subject to change without notice. Since the Fund may invest in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of a Fund's portfolio may change on days on which shareholders are not able to purchase or redeem Fund shares. In addition, trading in certain portfolio investments may not occur on days that each Fund is open for business, as markets or exchanges other than the NYSE may be closed.

How to Contact the Funds

E-mail the Funds at:

lmcg.ta@atlanticfundservices.com

Website Address:

www.lmcgfunds.com

Write the Funds:

LMCG Funds
P.O. Box 588
Portland, Maine 04112

Overnight Address:

LMCG Funds
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone the Funds at:

(877) 591-4667 (toll free)

Wire investments (or ACH payments):

Please contact the transfer agent at (877) 591-4667 (toll free) to obtain the ABA routing number and account number for the Funds.

The NAV of each Fund class is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class and then dividing the result (net assets) by the number of outstanding shares of the class. Since each Fund invests in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of a Fund's portfolio may change on days on which shareholders are not able to purchase or redeem Fund shares.

Each Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the last quoted sales price, or in the absence of a sale, at the mean between the current bid and asked price. Investments in non-exchange traded investment companies are valued at their NAVs. Quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the foreign exchange rate in effect at the time NAV is calculated. Fixed-income securities may be valued at prices supplied by a Fund's pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available or a Fund reasonably believes that they are unreliable, that Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Securities of smaller companies are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies. The Fund's investments in foreign securities are also more likely to require a fair value determination than investments in domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that a Fund values its portfolio securities. With respect to each Fund, each security that is primarily traded on a non-U.S. exchange is priced by Interactive Data Corporation's Fair Value Information Services ("IDC") at a "Calculated Fair Value Price" applying appropriate factors to the current day's market price. The Calculated Fair Value Price is used to determine the value of such holdings for purposes of NAV. One effect of using an independent pricing service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments. In determining fair value prices for foreign securities, a Committee may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Transactions Through Financial Intermediaries. The Funds have authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, "financial intermediaries"), to accept purchase, exchange and redemption orders on the Funds' behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Funds. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

Each Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Funds for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day's NAV.

Payments to Financial Intermediaries. A Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, a Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that a Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by a Fund's transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources and not as an expense of a Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as "revenue sharing." Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in a Fund.

Any compensation received by a financial intermediary, whether from the Funds, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of each Fund's overall obligation to deter money laundering under federal law. The Trust's Anti-Money Laundering Program is designed to prevent a Fund from being used for money laundering or the financing of terrorist activities. In this regard, a Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI, which is available on the Funds' website at www.lmcgfunds.com.

Choosing a Share Class

Each Fund offers two classes of shares: Investor Shares and Institutional Shares. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Investor Shares. Investor Shares of each Fund are for retail investors who invest in a Fund directly or through a fund supermarket or other investment platform. Investor Shares are not sold with the imposition of initial sales charges but are subject to a Rule 12b-1 fee of up to 0.25% of the Investor Shares' average daily net assets. A lower minimum initial investment is required to purchase Investor Shares.

Institutional Shares. Institutional Shares of each Fund are designed for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Shares are sold without the imposition of initial sales charges and are not subject to Rule 12b-1 fees.

	Institutional Shares	Investor Shares
Minimum Initial Investment	$100,000	$2,500
Sales Charges	None	None
Rule 12b-1 Distribution Fees	None	0.25%

Under certain circumstances, an investor's investment in one class of shares of a Fund may be converted into an investment in the other class of shares of that Fund. No gain or loss will generally be recognized for federal income tax purposes as a result of such a conversion, and a shareholder's basis in the acquired shares will be the same as such shareholder's basis in the converted shares. Shareholders should consult their tax advisors regarding the state and local tax consequences of such a conversion, or any exchange of shares.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Funds do not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). Each Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of that Fund.

Checks. Checks must be made payable to "LMCG Funds." For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "LMCG Funds." A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to a Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. Each Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	None	$2,500	$100
Retirement Accounts	$100,000	None	$2,500	$100

Each Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

There is no initial or subsequent investment minimum for directors, officers and employees of the Adviser or the spouse, sibling, direct ancestor, or direct descendent (collectively, "relatives") of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative, or the estate of any such person or relative.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Funds.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. Each Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Funds. You may call (877) 591-4667 (toll free) for additional information regarding investing in the Funds.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

By Check

•Call, write or e-mail the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.

By Wire

•Call, write or e-mail the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire money to the Fund.

By Wire •Instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment (for Investor Shares only)

•Call, write or e-mail the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

•ACH purchases are limited to $25,000 per day.

By ACH Payment (for Investor Shares only)

•Call the Fund to request a purchase by ACH payment.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•ACH purchases are limited to $25,000 per day.

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $100 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. A Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (877) 591-4667 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Funds' policy to discourage short-term trading. Frequent trading in a Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, a Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Funds do not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. Each Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Funds may receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Funds cannot always detect frequent purchases and redemptions. As a consequence, the Funds' ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in foreign securities, including ADRs, may make the Funds more susceptible to the risk of market timing activities because of price differentials between ADRs and their underlying foreign securities that may be reflected in the NAV of a Fund's shares. Although each Fund may engage an independent pricing service to provide the fair value of foreign securities in such instances, and notwithstanding other measures that the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities will reduce or eliminate market timing.

Canceled or Failed Payments. Each Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. Each Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC)

exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of a Fund. You may call (877) 591-4667 (toll free) for additional information regarding investing in the Funds.

A Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, a Fund may delay sending redemption proceeds until payment is received, which delay may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the Fund name and class;

•the dollar amount or number of shares you want to sell;

•how and where to send the redemption proceeds;

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•the exact name(s) in which the account is registered; and

•an additional form of identification.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail the completed application to the Fund.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. Call center hours are 8:00AM to 6:00PM Eastern Time and orders must be received by 4:00PM Eastern Time on any given business day in which the NYSE is open to receive that day's NAV. Orders received after 4:00PM Eastern Time will be executed at the next calculated NAV. If you are not able to reach the Funds by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or a Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting a Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (877) 591-4667 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;

•changes to a shareholder's record name or account registration;

•paying redemption proceeds from an account for which the address has changed within the last 30 days;

•sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

Each Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Institutional Shares	Investor Shares
Standard Accounts	$2,500	$2,500
Retirement Accounts	$2,500	$2,500

Redemptions in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. Pursuant to an election filed with the SEC, under certain circumstances, the Funds may pay redemption proceeds in portfolio securities rather than in cash. If a Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which each Fund pays the Distributor a fee up to 0.25% of the average daily net assets of Investor Shares for distribution services and/or the servicing of shareholder accounts.

Because the Investor Shares may pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Shares.

In addition to paying fees under the Rule 12b-1 plan, the Funds may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Exchanging Shares

You may exchange Fund shares for shares of other LMCG Funds. For a list of funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the Fund into which you exchange is available for sale in your jurisdiction. Funds available for exchange may not be available for purchase in your jurisdiction. Because exchanges are a sale and purchase of shares, they may have tax consequences. You may call (877) 591-4667 (toll free) for additional information regarding investing in the Funds.

Requirements.You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is no limit on exchanges, but the Funds reserve the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone exchange order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange
Through a Financial Intermediary •Contact your financial intermediary by the method that is most convenient for you.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the name of each Fund you are exchanging;

•the dollar amount or number of shares you want to sell (and exchange);

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Complete a new account application if you are requesting different shareholder privileges in the Fund into which you are exchanging.

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•exact name(s) in which the account is registered; and

•additional form of identification.

Retirement Accounts

You may invest in shares of each Fund through an IRA, including traditional and Roth IRAs, also known as a "Qualified Retirement Account." The Funds may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

Other Information

Distributions and Reinvestments. Each Fund declares dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by a Fund are distributed at least annually.

Most investors typically have their income dividends and other distributions (each, a "distribution") paid by a Fund reinvested in additional shares of the distributing class of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to shareholders other than qualified retirement plans and accounts and other tax-exempt investors are treated the same whether they are received in cash or reinvested.

Taxes. Each Fund intends to operate in a manner such that it will qualify for treatment as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the IRC, and will not be liable for federal income or excise taxes.

A Fund's distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. A Fund's distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include nontaxable returns of capital, which reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A Fund's dividends attributable to its "qualified dividend income" (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain - a maximum of 15% for individual shareholders with taxable income not exceeding certain thresholds and 20% for individual shareholders with taxable income exceeding the thresholds, which will be adjusted for inflation annually. A portion of a Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. Tax laws and rates may change over time. Please consult a tax professional for more information.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

A distribution reduces the NAV of a Fund's shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

A sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held the Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from a redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares.

Withholding Tax. If an individual shareholder fails to certify that the TIN furnished to that Fund is correct or furnishes an incorrect number, the Fund must withhold and remit to the U.S. Treasury Department 28% of dividends, capital gain distributions, and redemption proceeds (regardless of whether the shareholder realizes a gain or loss) otherwise payable to the shareholder (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from that Fund's dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 ("Covered Shares"), must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with that Fund's default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different method accepted by the Internal Revenue Service ("IRS") for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, a Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual shareholder whose "modified adjusted gross income" exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) ("Excess") is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions each Fund pays and net gains realized on a redemption of Fund shares). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, each Fund will mail to its shareholders reports containing information about the income tax status of distributions paid during the year. For further information about the tax effects of investing in the Funds, please see the SAI and consult your tax advisor.

Organization. The Trust is a Delaware statutory trust, and each Fund is a series thereof. The Funds do not expect to hold shareholders' meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Funds). From time to time, large shareholders may control a Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, a Fund's investment adviser, sub-adviser(s) (if applicable), custodian, principal underwriter and transfer agent who provide services to each Fund.  Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning each Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report dated March 31, 2016, which is available upon request.

Financial Highlights are not provided for the LMCG International Small Cap Fund because the Fund commenced operations after the period ended March 31, 2016.

LMCG GLOBAL MARKET NEUTRAL FUND	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	May 21, 2013 (a) through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.07	$10.11	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.17)	(0.16)	(0.11)
Net realized and unrealized gain	0.13 (c)	1.12	0.22
Total from Investment Operations	(0.04)	0.96	0.11
REDEMPTION FEES (b)	—	— (d)	—
NET ASSET VALUE, End of Period	$11.03	$11.07	$10.11
TOTAL RETURN	(0.36)%	9.50%	1.10	%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$107,228	$58,320	$11,401
Ratios to Average Net Assets:
Net investment loss	(1.53)%	(1.49)%	(1.27	)%(f)
Net expenses including dividend expenses	3.15%	2.91%	2.94	%(f)
Dividend expenses	1.55%	1.31%	1.34	%(f)
Net expenses without dividend expenses	1.60%	1.60%	1.60	%(f)
Gross expenses (g)	3.74%	4.63%	8.73	%(f)
PORTFOLIO TURNOVER RATE	124%	104%	62	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Per share amount does not reflect the actual net realized and unrealized gains/(loss) for the year due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.
(d)	Less than $0.01 per share.
(e)	Not annualized.
(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

LMCG GLOBAL MARKET NEUTRAL FUND	For the Year Ended March 31, 2016	December 18, 2014 (a) through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.07	$10.87
INVESTMENT OPERATIONS
Net investment loss (b)	(0.20)	(0.05)
Net realized and unrealized gain	0.13 (c)	0.25
Total from Investment Operations	(0.07)	0.20
NET ASSET VALUE, End of Period	$11.00	$11.07
TOTAL RETURN	(0.63)%	1.84	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$15,468	$5,683
Ratios to Average Net Assets:
Net investment loss	(1.81)%	(1.73	)%(e)
Net expenses including dividend expenses	3.38%	3.30	%(e)
Dividend expenses	1.53%	1.45	%(e)
Net expenses without dividend expenses	1.85%	1.85	%(e)
Gross expenses (f)	4.09%	5.73	%(e)
PORTFOLIO TURNOVER RATE	124%	104	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Per share amount does not reflect the actual net realized and unrealized gains/(loss) for the year due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

LMCG GLOBAL MULTICAP FUND	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	September 11, 2013 (a) through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.21	$10.80	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.11	0.10	0.02
Net realized and unrealized gain (loss)	(0.68)	0.49	0.86
Total from Investment Operations	(0.57)	0.59	0.88

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.16)	(0.08)	(0.06)
Net realized gain	(0.13)	(0.10)	(0.02)
Total Distributions to Shareholder	(0.29)	(0.18)	(0.08)
NET ASSET VALUE, End of Period	$10.35	$11.21	$10.80
TOTAL RETURN	(5.11)%	5.57%	8.79	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,814	$1,882	$1,344
Ratios to Average Net Assets:
Net investment income	1.02%	0.95%	0.31	%(d)
Net expenses	1.20%	1.20%	1.20	%(d)
Gross expenses (e)	16.22%	17.65%	24.97	%(d)
PORTFOLIO TURNOVER RATE	44%	74%	32	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

LMCG GLOBAL MULTICAP FUND	For the Year Ended March 31, 2016	March 3, 2015 (a) through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.21	$11.29
INVESTMENT OPERATIONS
Net investment income (b)	0.08	0.02
Net realized and unrealized loss	(0.69)	(0.10	)(c)
Total from Investment Operations	(0.61)	(0.08)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.13)	—
Net realized gain	(0.13)	—
Total Distributions to Shareholders	(0.26)	—
NET ASSET VALUE, End of Period	$10.34	$11.21
TOTAL RETURN	(5.39)%	(0.71	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$10	$10
Ratios to Average Net Assets:
Net investment income	0.77%	2.45	%(e)
Net expenses	1.45%	1.45	%(e)
Gross expenses (f)	149.94%	31.89	%(e)
PORTFOLIO TURNOVER RATE	44%	74	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	The net realized and unrealized loss per share does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

LMCG GLOBAL MARKET NEUTRAL FUND
Institutional Shares (GMNIX)
Investor Shares (GMNRX)

LMCG GLOBAL MULTICAP FUND
Institutional Shares (GMCIX)
Investor Shares (GMCRX)

LMCG INTERNATIONAL SMALL CAP FUND
Institutional Shares (ISMIX)
Investor Shares (ISMRX)

Annual and Semi-Annual Reports

Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides additional information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Funds

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

LMCG Funds
P.O. Box 588
Portland, Maine 04112
(877) 591-4667 (toll free)

lmcg.ta@atlanticfundservices.com

www.lmcgfunds.com

The Funds' Prospectus, SAI and annual and semi-annual reports are available, without charge, on the Funds' website at: www.lmcgfunds.com.

Securities and Exchange Commission Information

You may also review and copy the Funds' annual and semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

210-PRU-0816

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-03023